EX-99 Q1 FY 2013 Earnings Slides

Procter & Gamble Earnings Release: Q1 FY 2013

October 25, 2012

July - Sept 2012 (Q1 FY 13)
Business Results

Cascade
Pampers
Luvs
Bounty
Charmin
ULTRA STRONG
bounce
Dash
Prilosec
ARIEL
IAMS
WETJET

Jul – Sept 12 (Q1 FY 13) Results

Organic Sales Growth

Organic sales up in 4 of 5 reporting segments
6%
5%
4%
3%
2%
1%
0%
4%
4%
3%
3%
2%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12

Jul – Sept 12 (Q1 FY 13) Results
% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
Intervention plans on key businesses are driving improved share results.
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12

Market share data is value basis, constant currency.

Jul – Sept 12 (Q1 FY 13) Results

Pricing Trend

Pricing up in line with expectation.
6
5
4
3
2
1
0
4%
4%
5%
4%
2%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12

Jul – Sept 12 (Q1 FY 13) Results
Core EPS Growth

10%
5%
0%
-5%
Results largely driven by strong productivity progress.
1%
-2%
0%
0%
5%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12

* History adjusted for Snacks moving to Discontinued Operations.

Jul – Sept 12 (Q1 FY 13) Results
Core Operating Profit Growth

15%
10%
5%
0%
-5%
-10%
-4%
-4%
2%
4%
1%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12

Core operating margin improved by 90 basis points, including 150 basis points of productivity improvements and cost savings.

* History adjusted for Snacks moving to Discontinued Operations.

Fiscal Year 13 Results
Non-Manufacturing Enrollment

	Non-Mfg Overhead
Net Role Changes as of June 30, 2012	(2,000)
Net Role Changes July-September, 2012	(1,300)
Net Role Changes as of September 30, 2012	**(3,300)**

Fiscal Year 13 Results
Non-Core Restructuring Spending

($MM Before Tax)	FY '12 Total Year	FY '13 JAS
Cost of Goods Sold	$211	$100
SG&A	$510	$192
Total Non-Core Restructuring	$721	$292

Business Segments

Cascade
Pampers
Bounty
Luvs
Charmin
ULTRA
STRONG
bounce
Dash
Prilosec
ARIEL
IAMS
WETJET
ACE

Jul - Sept 12 (Q1 FY 13) Results

Beauty & Grooming

Beauty Segment

-2%
-3%
Organic Sales
Organic
Volume

- +2% Pricing, -1% Mix
- Volume: ↓ High-singles Developed, ↑ Low-singles Developing
- P&G global value share declined 0.5 points

Grooming Segment

2%
0%
Organic Sales
Organic
Volume

- +3% Pricing, -1% Mix
- Volume: ↓ Mid-singles Developed, ↑ Mid-singles Developing
- P&G global value share was up 0.1 points

Jul – Sept 12 (Q1 FY 13) Results
Beauty & Grooming

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	-	-	~=
Skin Care	-	-	+
Salon Professional	++	~=	++
Prestige	-	-	~=
Blades & Razors	+	~=	++
Braun	-	-	-

• ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = Flat.

Jul – Sept 12 (Q1 FY 13) Results

Beauty Highlights

- The Prestige business remains very strong with organic sales up as gains from the Dolce & Gabbana and Gucci launches were partially offset by declines in Western Europe and initiative launches in the base period.
- Salon Professional shipments increased low single digits with growth in all regions. Improved distribution trends and new product launches such as Illumina color by Wella and Sebastian Shine Kick more than offset market weakness in Western Europe.
- US Hair Care value share progression has been: -0.9 past 12 months, -0.6 past 3 months, +0.2 past 1 month as we make interventions with new product introductions on Pantene and Head & Shoulders.
- Asia Hair Care shipments grew low single digits. Strong growth driven by innovation in China and India was partially off-set by market softness and competitive challenges in Japan.
- Western Europe Hair Care volume declined double digits due to price and promotion gaps versus competition.
- Asia Skin Care shipments were up low single digits. Olay shipments in India and the Philippines grew over 30% and were partially offset by softness in China. In November, we will be introducing a Naturals boutique to the YuLan You line in China.
- North America Skin Care shipments declined double digits as competitive mid-tier products continue to grow. New Olay innovation will begin shipping toward the end of the December quarter.
- Western Europe Skin Care shipments were down double digits due to market softness and increased competitive activity.

Jul – Sept 12 (Q1 FY 13) Results

Grooming Highlights

- U.S. Blades & Razors volume increased low single digits and value share grew over 1 point with Fusion, Venus and disposable all growing share resulting from our recent interventions.
- Fusion Blades & Razors continue to grow value share – up for the 23rd consecutive quarter since launch.
- Latin America Blades & Razor shipments grew double digits with Brazil Mach 3 up over 50% due to a combination of volume shift between quarters and a successful Olympics campaign.
- Central & Eastern Europe, Middle East & Africa blades & razors shipments were up mid-single digits and value share increased 2 points driven by Fusion ProGlide, Gillette Blue and Gillette Guard.
- Western Europe Blades & Razors volume declined mid-single digits largely due to continued market contraction.
- Appliances shipments declined double digits due to the household appliances divestiture, market contraction in Western Europe and increased competitive activity.

Jul – Sept (Q1 FY 13) Results

Health Care Segment

2%
-1%
Organic Sales
Organic Volume

- +2% Pricing, +1% Mix
- Volume: ↓ Mid-singles Developed, ↑ Low-singles Developing
- P&G global value market share declined 0.4 points

Jul – Sept 12 (Q1 FY 13) Results
Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	~=	~=	-
Feminine Care	~=	-	++
Personal Health Care	-	-	++

- ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = Flat.

Jul – Sept 12 (Q1 FY 13) Results
Health Care Highlights

- U.S. toothpaste September value share is up over 1 point versus year ago behind Top 40 intervention plans executed in Q1. Our 3D White toothpaste has now delivered 28 consecutive months of growth.

- Latin America Oral Care value share was up over 1 point versus year ago and shipments grew over 20% behind the successful Oral B toothpaste expansion across the region.

- Brazil Oral Care value share in toothpaste has increased to 7.5% - up 2.5% versus year ago. The major drivers of the growth were the July launch of 3D White toothpaste – which is over a 1% value share nationally, and national expansion into High Frequency Stores.

- Western Europe Oral Care volume increased mid-single digits and value share was up due to the launch of Oral B Trizone – a major powerbrush initiative – and the continued success of the Oral B expansion markets in UK and Benelux.

- Asia Oral Care volume was down high single digits driven primarily by consumer value gaps in China.

Jul – Sept 12 (Q1 FY 13) Results
Health Care Highlights (continued)

- Latin America Feminine Care volume increased double digits led by strong growth in Brazil where Always pads are now the market leader.

- North America Feminine Care shipments were down high single digits due to a high base period from volume pull forward driven by the price increase last fiscal year and continued high levels of competitive promotion – primarily on tampons.

- Vicks ZzzQuil has nearly a 20% value share of the U.S. sleep aid category and continues to hold the number one position in dollar and unit sales for branded sleep aids.

- North America Personal Health Care volume was down double digits largely due to the Pur divestiture.

- Vicks shipments in Central & Eastern Europe, Middle East & Africa Personal Health Care were up double digits due to the recent launch in Russia, Poland, Hungary and the Czech Republic.

Jul – Sept 12 (Q1 FY 13) Results

Household Care

Fabric & Home Care Segment

2%
0%
Organic Sales
Organic Volume

- +2% Pricing, +1% Mix
- Volume: ↓ Low-singles Developed, ↑ Low-singles Developing
- P&G global value share declined 0.3 points

Baby & Family Segment

3%
2%
Organic Sales
Organic Volume

- +3% Pricing, -2% Mix
- Volume: ↑ Low-singles Developed, ↑ Low-singles Developing
- P&G global value share declined 0.3 points

Jul – Sept 12 (Q1 FY 13) Results

Household Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	~=	-	~=
Home Care	++	~=	++
Batteries	-	-	++
P&G Professional	~=	~=	++
Baby Care	~=	-	++
Family Care	++	++	-
Pet Care	~=	+	-

- ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = Flat.

Jul – Sept 12 (Q1 FY 13) Results

Household Care Highlights

- North America Fabric Care volume increased low-single digits, and U.S. laundry value share increased by 0.5 points for the past 3 months and over 1 point for the past 1 month.
- US Powder laundry volume increased double-digits due to a low based period and increased demand with the launch of a new Gain with Oxi Boost product, improved large size packaging and the list price reductions on Gain and Cheer.
- Western Europe Fabric Care volume was down mid-single digits largely due to competitive price gaps in a few key markets. We began implementing interventions during the September quarter to address these gaps.
- Asia Fabric Care shipments grew mid-single digits and value share grew half-a-point. Double-digit growth in India and the Philippines was partially off-set by competitive challenges in laundry in Japan.
- North America Home Care volume increased mid-single digits and value share was up with strong share growth in Air Care and Surface Care and share improvements in both hand and auto dishwashing following value interventions on Cascade.
- Central & Eastern Europe, Middle East & Africa Home Care volume was up double-digits and value share grew over 2 points behind strong growth across the region in Air Care and Dish Care.

Jul – Sept 12 (Q1 FY 13) Results
Household Care Highlights (continued)

- North America Batteries shipments increased low-single digits behind the launch of the Duralock initiative.
- Western Europe Batteries volume declined double-digits driven by market contraction and our focus on improving our margin structure in the region – which is expected to negatively impact volume in the short-term.
- North America Pet Care shipments grew mid-single digits due to a low based period from volume pull forward into the June '11 quarter driven by price increases in that period.
- North America and Western Europe Baby Care volume was down due to market contraction and increased competitive activity.
- Asia Baby Care volume grew double-digits and value share increased over 1 point with strong growth in both India and China due to market growth and new innovation.
- North America Family Care shipments increased mid-single digits driven by the launch of Charmin DuraClean, strength of the Bounty Trap & Lock innovation, and increased merchandising investment on Bounty Basic and Charmin Basic prior to the October 1st list price reduction.

FY 2013 & Quarterly Guidance

Luvs
Bounty
Charmin
ULTRA STRONG
Dash
ARIEL
bounce
IAMS
Cascade
Pampers

FY 2013 Guidance
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
No change to FY '13 outlook
3%
4%
3%
2% to 4%
FY 10
FY 11
FY 12
FY 13E

FY 2013 Guidance
Core EPS Growth

No change to FY '13 outlook
10%
8%
6%
4%
2%
0%
-2%
5%
7%
-1%
-1% to +4%
FY 10
FY 11
FY 12
FY 13E

* History adjusted for Snacks moving to Discontinued Operations.

FY 2013 Guidance
Core Operating Profit Growth

10%
5%
0%
-5%
No change to FY '13 outlook
-4%
JAS 11
-4%
OND 11
2%
JFM 12
4%
AMJ 12
-2% to 3%
FY 13E

* History adjusted for Snacks moving to Discontinued Operations.

FY 2013 Guidance

Macro Assumptions Included in Guidance

Global Market Growth	4% +
Commodity Prices*	Roughly Neutral vs. Prior Year
Foreign Exchange*	-2% to -3% Top-line

* Based on mid-October spot rates

FY 2013 Guidance
Key Risks Not Included in Guidance

Foreign Exchange items:
- Significant strengthening of U.S. Dollar
- Venezuela devaluation post-election

Market Growth Deceleration from:
- Deepening European financial crisis
- Uncertainty from United States “fiscal cliff”

U.S. Tax Policy Extensions:
- Subpart F “Look Through”
- R&D Tax Credit

For additional information regarding potential risks, please refer to the 10-K for the year ending June 30, 2012

FY 2013 Guidance

Cash Generation and Usage Assumptions

Free Cash Flow Productivity:	~ 90%
Capital Spending, % Sales:	~5.5%
Dividends:	$6bn+
Share Repurchase:	$4bn

FY 2013 Guidance
Returning Value to Shareholders

	FY '12	FY '13 E
Dividends	$6B	$6B+
Share Repurchase	$4B	$4B
Value to Shareholders	$10B	$10B+
Shareholder Yield, % of market cap	5.5%	~5.5%

Dividend increase and $4 billion repurchase assumed in FY 2013

Shareholder Yield is calculated based on market cap of the last day of each Fiscal Year. FY 13 Estimate is based on Market Cap as of Oct 23rd

Q2 FY 13 Guidance

Organic Sales Growth

6%
4%
2%
0%
4%
4%
3%
3%
2%
1% to 3%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12
OND 12E

Q2 FY 13 Guidance

Core EPS Growth

10%
5%
0%
-5%
-10%
1%
-2%
0%
0%
5%
-2%
to
4%
JAS 11
OND 11
JFM 12
AMJ 12
JAS 12
OND 12E

* History adjusted for Snacks moving to Discontinued Operations.

Path to Target EPS Growth Range

High-Single Digits to Low-Double Digits

	EPS Growth
Organic sales growth at market level (fully loaded, i.e. no leverage)	4%
Cost savings at full run rate and leverage; get range of half-to-all of projected savings	6% to 11%
Share repurchase	2%
High-side Potential	~12% to 17%
If deliver only two-thirds of high-side, ~5% pts. below "high-side"	~8% to 11%

5% pts, ~$0.20/share "flex" to cover:

- Worse margin mix
- Commodity inflation or F/X impacts beyond level offset by pricing
- Reinvestment

Additional upside potential:

- Market share growth
- Developing market profit accretion

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements "within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely results," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, China and India); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's October 25, 2012 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 2 through 3
3.	Core Operating Profit Margin – page 4
4.	Core Gross Margin – page 4
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 4
6.	Core Operating Profit Growth – page 4
7.	Core Effective Tax Rate – page 5
8.	Free Cash Flow – page 5

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:
Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
AMJ 12	-1%	4%	0%	3%
JAS 12	-4%	6%	0%	2%
OND 12 (Estimate)	-1% to 1%	2%	0%	1% to 3%
FY 2013 (Estimate)	0% to 1%	2% to 3%	0%	2% to 4%
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%
FY 2012	3%	0%	0%	3%
Total Developing
JAS 12	-1%	8%	0%	7%

JAS 2012	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	-7%	5%	0%	-2%
Grooming	-7%	8%	1%	2%
Health Care	-4%	6%	0%	2%
Fabric Care and Home Care	-2%	5%	-1%	2%
Baby Care and Family Care	-2%	5%	0%	3%
Total P&G	-4%	6%	0%	2%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes FY 2013 and 2012 charges related to incremental restructuring charges due to increased focus on productivity and cost savings, charges in FY’s 2013, 2012, 2011 and 2010 related to European legal matters, FY 2013 estimated gain on buyout of Iberian joint venture, FY 2012 impairment charges for goodwill and indefinite lived intangible assets, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, and incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2013 (est.)	FY 2012	FY 2011	FY 2010	FY 2009
Diluted Net Earnings Per Share - Continuing Operations	$3.78 to $4.02	$3.12	$3.85	$3.47	$3.35
Impairment Charges		$0.51
Settlement from U.S. Tax Litigation	-	-	($0.08)	-	-
Charges for European Legal Matters	$0.01	$0.03	$0.10	$0.09	-
Taxation of Retiree Healthcare Subsidy	-	-	-	$0.05	-
Incremental Restructuring Charges	$0.19 to $0.15	$0.20	-	-	$0.09
Gain on buyout of Iberian JV (est.)	($0.17)	-	-	-	-
Rounding Impacts	($0.01)	($0.01)	-	-	($0.01)
Core EPS	$3.80 to $4.00	$3.85	$3.87	$3.61	$3.43
Core EPS Growth	-1% to 4%	-1%	7%	5%

Quarter / Period Data:

	OND 12 (est.)	OND 11
Diluted Net Earnings Per Share-Continuing Operations	$1.18 to $1.25	$0.56
Impairment charges	-	$0.50
Charges for European legal matters	-	$0.02
Gain on buyout of Iberian JV (est.)	($0.17)	-
Incremental restructuring	$0.06 to $0.05	$0.01
Core EPS	$1.07 to $1.13	$1.09
Core EPS Growth	-2% to 4%

	JAS 12	JAS 11
Diluted Net Earnings Per Share-Continuing Operations	$0.96	$1.01
Incremental restructuring	$0.09	-
Charges for European Legal Matters	$0.01	-
Core EPS	$1.06	$1.01
Core EPS Growth	5%

	AMJ 12	AMJ 11
Diluted Net Earnings Per Share	$1.24	$0.84
Gain from snacks divestiture	($0.48)	-
Snacks results of operations – Discontinued Operations	($0.02)	($0.02)
Diluted Net EPS - Continuing Operations	$0.74	$0.82
Incremental restructuring	$0.08	-
Core EPS	$0.82	$0.82
Core EPS Growth	0%

	JFM 12	JFM 11
Diluted Net Earnings Per Share	$0.82	$0.96
Snacks Results of Operations – Discontinued Operations	($0.01)	($0.02)
Diluted Net Earnings Per Share-Continuing Operations	$0.81	$0.94
Incremental restructuring	$0.12	-
Non-cash Impairment charges	$0.01	-
Core EPS	$0.94	$0.94
Core EPS Growth	0%

	OND 11	OND 10
Diluted Net Earnings Per Share-Continuing Operations
	$0.56	$1.09
Impairment charges	$0.50	-
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Incremental restructuring	$0.01	-
Core EPS	$1.09	$1.11
Core EPS Growth	-2%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Core Operating Profit Margin:
This is a measure of the Company’s operating margin adjusted for current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges related to European legal matters:
	JAS 12	JAS 11
Operating Profit Margin	19.1%	19.7%
Incremental restructuring	1.4%	-
Charges for European legal matters	0.1%	-
Core Operating Profit Margin	20.6%	19.7%
Basis point change	90

4. Core Gross Margin:
This is a measure of the Company’s Gross Margin adjusted for the current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings:

	JAS 12	JAS 11
Gross Margin	50.1%	49.8%
Incremental restructuring	0.5%	-
Core Gross Margin	50.6%	49.8%
Basis point change	80

5. Core SG&A as a % of Net Sales:
This is a measure of the Company’s SG&A as a % of Net Sales adjusted for the current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges related to European legal matters:
	JAS 12	JAS 11
Selling, General & Administrative Expenses (SG&A) as a % Net Sales	31.0%	30.1%
Incremental restructuring	-0.9%	-
Charges for European legal matters	-0.1%	-
Core SGA % Net Sales	30.0%	30.1%
Basis point change	-10

6. Core Operating Profit Growth:
This is a measure of the Company’s operating profit growth adjusted for the fiscal 2012 impairment charges for goodwill and indefinite lived intangible assets, fiscal year 2013 and 2012 charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in fiscal 2012 and 2011 related to the European legal matters:

	FY 2013 (est.)	JAS 12	AMJ 12	JFM 12	OND 11	JAS 11
Operating Profit Growth	11% to 15%	(7%)	-4%	-11%	-36%	-4%
Impairment charges	-12%	0%	0%	1%	37%	0%
Charges for European legal matters	0%	1%	0%	0%	-6%	0%
Incremental restructuring	-1% to 0%	7%	8%	12%	1%	0%
Core Operating Profit Growth	-2% to 3%	1%	4%	2%	-4%	-4%

7. Core Effective Tax Rate:
This is a measure of the Company’s effective tax rate adjusted for current year charges for incremental restructuring and charges related to the European legal matters.  The table below provides a reconciliation of the effective tax rate to the Core tax rate:

JAS 2012
Effective Tax Rate	25.4%
Tax impact of incremental restructuring	-0.9%
Tax impact of European legal matters	-0.2%
Core Effective Tax Rate	24.3%

8. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
Jul-Sept ‘12	$2,770	($805)	$1,965